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T. ROWE PRICE
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NO-LOAD IMMEDIATE VARIABLE ANNUITY
AN INDIVIDUAL SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACT

Supplement Dated August 4, 1999, to Prospectus Dated May 1, 1999
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ISSUED BY:                                           MAILING ADDRESS:
Security Benefit                                     T. Rowe Price Variable
Life Insurance Company                               Annuity Service Center
700 SW Harrison Street                               P.O. Box 750440
Topeka, Kansas 66636-0001                            Topeka, Kansas 66675-0440
1-800-888-2461                                       1-800-469-6587

The  following  information  is added as the fifth  sentence  under the  Section
"Annuity Payments" on page 26 and as the second sentence under the Section "Assumed Interest Rate" on page 28:

     Only an assumed interest rate of 3.5% is available under Option 9.

The Section "Option 4 - Joint and Last Survivor" on page 24 is deleted in its entirety and replaced with the following:

     OPTION 4 - JOINT AND SURVIVOR Periodic Annuity Payments will be made during the lifetime of the Annuitants. Annuity Payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. (FOR A CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN, PERIODIC ANNUITY PAYMENTS WILL BE MADE DURING THE LIFE OF THE PARTICIPANT UNDER THE PLAN. UPON THE DEATH OF THE PARTICIPANT, PAYMENTS WILL BE MADE TO THE JOINT ANNUITANT DURING HIS OR HER LIFE. ANNUITY PAYMENTS WILL BE REDUCED BY THE SELECTED PERCENTAGE, IF ANY, ONLY UPON THE DEATH OF THE PARTICIPANT.)

     With respect to fixed Annuity Payments, the amount of the Annuity Payment and, with respect to variable Annuity Payments, the number of Payment Units used to determine the Annuity Payment is reduced, if applicable, as of the first Annuity Payment following an Annuitant's (for Qualified Plans, the participant's) death. In the event of the death of one Annuitant, the surviving Joint Annuitant has the right to exercise all rights under the Contract, including the right to make exchanges. It is possible under this Option for only one Annuity Payment to be made if both Annuitants died prior to the second Annuity Payment due date, two if both died prior to the third Annuity Payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

The first two paragraphs under the Section "Option 9 - Life Income with Liquidity" on page 25 are deleted in their entirety and replaced with the following:

     Monthly Annuity Payments will be made for the life of the Annuitant, or the Owner may elect Annuity Payments for the life of the Annuitant and a Joint Annuitant, and in both cases with a period certain of 15 years. The period certain will be for a period of 10 years in the case of a Contract issued in connection with a Qualified Plan if the life expectancy of the Annuitant or joint life expectancy of the Joint Annuitants is less than 15 years, but more than 10 years. In any case, the period certain may not exceed the life expectancy of the Annuitant or joint life expectancy of the Joint Annuitants if the Contract is issued in connection with a Qualified Plan.

     Annuity Payments under this option are guaranteed never to be less than the Floor Payment which is equal to 80% of the initial Annuity Payment; provided that the Floor Payment is adjusted in the event of a withdrawal as discussed under "Full and Partial Withdrawals," page 22. The amount of the Annuity Payment will remain level for 12 month intervals and will reset on each anniversary of the Annuity Payout Date. Annuity Payments during the Liquidity Period are paid from Account Value and reduce the amount of Account Value available for withdrawal. If Account Value allocated to a Subaccount is depleted during the Liquidity Period, any shortfall will be deducted proportionately from those Subaccounts that have Account Value, and future annuity payments will be based upon the performance of those Subaccounts.

     If there are Joint Annuitants, Annuity Payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. (FOR A CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN, PERIODIC ANNUITY PAYMENTS WILL BE MADE DURING THE LIFE OF THE PARTICIPANT UNDER THE PLAN. UPON THE DEATH OF THE PARTICIPANT, PAYMENTS WILL BE MADE TO THE JOINT ANNUITANT DURING HIS OR HER LIFE. ANNUITY PAYMENTS WILL BE REDUCED BY THE SELECTED PERCENTAGE, IF ANY, ONLY UPON THE DEATH OF THE PARTICIPANT.) The number of Payment Units used to calculate Annuity Payments is reduced (1) as of the Annuity Payment due at the close of the period certain, or (2) if later, as of the first Annuity Payment following the death of the Annuitant.